Exposure to Russia	6 Months Ended
Jun. 30, 2022
Exposure to Russia [Abstract]
Exposure to Russia [text block]
Exposure to Russia
One of management’s key focus areas in the first half of 2022 was the identification and assessment of direct and indirect impacts from the war in Ukraine. Since 2014, the Group has significantly reduced its footprint in Russia due to the heightened risk of sanctions and potential countermeasures. The Bank has continued to reduce its risk positions through the first half of 2022 as a result of active exposure management, client repayments and roll-offs from guarantees.
As of June 30, 2022, the Group’s loan exposure to Russia amounted to € 1.3 billion on a gross basis (€ 1.4 billion as of December 31, 2021), which represents approximately  0.3 % of the total loan book ( 0.3 % as of December 31, 2021). On a net basis, after risk mitigants such as Export Credit Agency (“ECA”) insurance and Private Risk Insurance (“PRI”), the loan exposure amounted to € 0.5 billion€ (€ 0.6 billion as of December 31, 2021). Additional undrawn commitments amounted to € 0.4 billion (€ 1.0 billion as of December 31, 2021) and are subject to ECA coverage and contractual drawdown protection. The majority of loan exposure relates to large Russian companies with material operations and cash-flow outside of Russia. Loans may be provided onshore by DB Moscow, or offshore by other Group entities outside of Russia. In addition, the wealth management business has offshore loans to counterparties with a Russian nexus, collateralized in line with the Group’s policies.
As of June 30, 2022, the Group had € 0.1 billion contingent exposure to Russia via written financial and trade guarantees (€ 0.5 billion as of December 31, 2021). Residual derivative exposures to Russia are small as all major positions have been unwound with the Group being a net payer on a mark-to-market basis.
The Bank’s overall net loan exposure to Ukraine is € 0.1 billion as of June 30, 2022 (less than € 0.1 billion as of December 31, 2021).
The broader geopolitical implications of the war in Ukraine remain uncertain, which has led to a further deterioration in the economic outlook and strongly rising inflationary pressures. The Group has assessed the impacts of the conflict on inputs to Deutsche Bank’s IFRS 9 model and recorded two new overlays in the first half of 2022 to address the increased uncertainty. These overlays are described in more detail in the section “Overlays applied to IFRS 9 model output”.
In addition to the overlays, some of the aforementioned factors have resulted in immediate portfolio impacts in the first half of 2022, including negative rating migration on Russian names, resulting in higher credit risk weighted assets, as well as moderate increases in provisions for credit losses and higher impacts from prudential valuation. More broadly, in instances where there is a concern that counterparty credit quality has deteriorated or appears likely to deteriorate, the respective exposure has been placed on the “watchlist” and included in Stage 2. The objective of this early warning system is to address potential problems while adequate options for action are still available. As of June 30, 2022, beyond Russian names which have been added to the watchlist, the Group has not observed any material structural credit deterioration across other portfolios or industries.
The following table provides an overview of total Russian exposures, including overnight deposits with the Central Bank of Russia in the amount of € 0.6 billion as of June 30, 2022 (€ 0.5 billion as of December 31, 2021) and other receivables, which are subject to IFRS 9 impairment, and correspondent allowance for credit losses by Stages as of June 30, 2022 and December 31, 2021.
Breakdown of total exposure and allowance for credit losses by stages
	Jun 30, 2022			Dec 31, 2021
in € m.	Total Exposure	Allowance for Credit Losses[1]	Total collateral and guarantees	Total Exposure	Allowance for Credit Losses[1]	Total collateral and guarantees
Stage 1	732	0	237	3,198	1	648
Stage 2	1,560	25	614	332	2	263
Stage 3	291	59	125	3	0	2
Total	2,583	84	977	3,534	3	913

[1]Allowance for credit losses do not include allowance for country risk amounting to € 9 million as of June 30, 2022 and € 0 million as of December 31, 2021
Total Exposure of € 2.6 billion consists of above mentioned € 1.3 billion loan exposure to Russia, € 0.4 billion of undrawn commitments and € 0.6 billion of unsecured overnight deposits in Rubles with the Central Bank of Russia (which continues to be reflected in Stage 2 as of June 30, 2022); the residual unsecured exposure, excluding the unsecured overnight deposits in Rubles with the Central Bank of Russia, is mainly driven by undrawn commitments which are subject to ECA coverage and contractual drawdown protection.
Market Risk
The Group has managed its market risk to Russia by performing regular risk assessments of its risk profile. To mitigate a broader contagion risk, action was taken to reduce direct exposure prior to and immediately after events unfolded. This was achieved by entering into additional hedges and selective de-risking. The Group continues to closely monitor the situation by performing further contagion stress testing on different scenarios. On June 1, 2022 the Credit Committee agreed a Russian credit event had occurred on the non-payment of interest. As of June 30, 2022, we have overall low levels of direct market risk exposure to Russia.
Russian operations
The Group has an operating subsidiary in Russia, OOO "Deutsche Bank" (DB Moscow), which provides corporate banking services to local subsidiaries of international companies. As of June 30, 2022, the Group’s total capital position in Russia was € 0.4 billion (€ 0.2 billion as of December 31, 2021), with the foreign currency risk being actively managed and approximately 45 % hedged as of June 30, 2022 (approximately 80 % as of December 31, 2021). Total assets of DB Moscow amounted to € 1.6 billion (€ 1.5 billion as of December 31, 2021), of which approximately € 0.6 billion (Russian Ruble equivalent, € 0.5 billion as of December 31, 2021) was deposited with the Central Bank in Russia. DB Moscow does not require cross-border funding and local operations are fully self-funded.
The Group also operates a technology service centre in Russia, OOO Deutsche Bank TechCentre (DBTC), which is one of several technology centers around the world. DBTC is focused on delivering “change-the-bank” activities for the Investment Bank and Corporate Bank. The Group continues to de-risk its operations in DBTC by reassigning tasks to other technology centers around the world. We have stress-tested the ability of the bank’s other technology centers around the world, including in Asia, to cover the Russian service center’s development capabilities. There is no data or code in the Russian TechCentre.
The Group has announced that it will establish its next Technology Centre in Berlin, Germany. The center will primarily support the ambitions of the Investment Bank and Corporate Bank through application development and the integration of new technologies. While the Group will continue to grow the Berlin Technology Centre, there has also been transfer of resources from its Tech centre in Russia to Berlin as it consolidates the hub for Artificial Intelligence and Machine Learning expertise, which represents a key opportunity for the Group to create significant value for its clients and further enhance the efficient running of its operations.
The Group has accrued for the committed relocation costs of certain resources from DBTC.
Compliance and Anti Financial Crime risks
We continue to rapidly adapt to the sanctions landscape that has and continues to evolve after the invasion of Ukraine. After the implementation of sanctions, the Bank reacts with several actions including but not limited to prompt updates of the Bank’s relevant lists for Name List Screening and Transaction Filtering, the formulation and dissemination of guidance to the businesses, engagement with governmental bodies on interpretive issues and the seeking of special licenses to allow for orderly wind-downs of open positions. The AFC function, and specifically its Sanctions & Embargoes department, plays a crucial role in the current situation given the rapidly changing regulatory environment and provides, where needed, up-to-date guidance to the businesses.